Exhibit 99.2

Supplemental Information
June 30, 2014
(Unaudited)

Disclaimer
Certain statements in this supplement contain “forward-looking” information as that term is defined by the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words.
Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including the following: our dependence on Genesis HealthCare LLC (“Genesis”), the parent company of Sun Healthcare Group, Inc. ("Sun"), until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; changes in general economic conditions and volatility in financial and credit markets; the dependence of our tenants on reimbursement from governmental and other third-party payors; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity financings; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; our ability to maintain our status as a REIT; compliance with REIT requirements and certain tax matters related to our status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so.
Note Regarding Non-GAAP Financial Measures
This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, Adjusted EBITDA, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share and Normalized AFFO per diluted common share. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of EBITDA, Adjusted EBITDA, Funds from Operations (FFO), Normalized FFO, Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this supplement.
Tenant and Borrower Information
This supplement includes information regarding each of our tenants that lease properties from us and our borrowers. The information related to these tenants and borrowers that is provided in this supplement has been provided by the tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

Company Information
Board of Directors

Richard K. Matros Chairman of the Board, President and Chief Executive Officer Sabra Health Care REIT, Inc.	Michael J. Foster Managing Director RFE Management Corp.

Milton J. Walters President Tri-River Capital	Robert A. Ettl Chief Operating Officer Harvard Management Company

Craig A. Barbarosh Partner Katten Muchin Rosenman LLP
Senior Management

Richard K. Matros Chairman of the Board, President and Chief Executive Officer	Harold W. Andrews, Jr. Executive Vice President, Chief Financial Officer and Secretary

Talya Nevo-Hacohen Executive Vice President, Chief Investment Officer and Treasurer
Other Information

Corporate Headquarters 18500 Von Karman Avenue, Suite 550 Irvine, CA 92612	Transfer Agent American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219
www.sabrahealth.com
The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.
On Sabra's website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through their website, www.sec.gov.
For more information, contact Harold W. Andrews, Jr., Executive Vice President, Chief Financial Officer and Secretary at
(949) 679-0243.

See reporting definitions.	1

SABRA HEALTH CARE REIT, INC.
COMPANY FACT SHEET
Company Profile
Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra,” the “Company” or “we”), operates as a self-administered, self-managed real estate investment trust (“REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra primarily generates revenues by leasing properties to tenants and operators throughout the United States.
As of June 30, 2014, Sabra’s investment portfolio included 130 real estate properties held for investment and leased to operators/tenants under triple-net lease agreements (consisting of (i) 102 skilled nursing/post-acute facilities, (ii) 26 senior housing facilities, and (iii) two acute care hospitals), 12 debt investments (consisting of (i) four mortgage loans, (ii) three construction loans, (iii) one mezzanine loan, and (iv) four pre-development loans) and five preferred equity investments. Included in the 130 real estate properties held for investment is one 100% owned, senior housing facility leased to a 50%/50% RIDEA-compliant joint venture tenant. As of June 30, 2014, Sabra’s real estate properties were located in 28 states and included 13,550 licensed beds/units.
Objectives and Strategies
Sabra expects to continue to grow its portfolio primarily through the acquisition of senior housing and memory care facilities with a secondary focus on acquiring skilled nursing facilities. We have and will continue to opportunistically acquire other types of healthcare real estate (including acute care hospitals) and originate financing secured directly or indirectly by healthcare facilities. We also expect to grow our portfolio through the development of purpose-built healthcare facilities through pipeline agreements and other arrangements with select developers.
As Sabra acquires additional properties and expands its portfolio, Sabra expects to further diversify by tenant, asset class and geography within the healthcare sector. Sabra employs a disciplined, opportunistic approach in its healthcare real estate investment strategy by investing in assets that provide attractive opportunities for dividend growth and appreciation of asset values, while maintaining balance sheet strength and liquidity, thereby creating long-term stockholder value.

Market Facts		As of June 30, 2014
Stock Information (as of June 30, 2014)		Investments
Closing Price (common stock):	$28.71	Equity Investments
52-Week range (common stock):	$21.55 - $31.17	Skilled Nursing/Post-Acute	102
Market Capitalization:	$1.4 billion	Senior Housing	26
Enterprise Value:	$2.2 billion	Acute Care Hospitals	2
Outstanding Shares (common stock):	47.3 million		130
Ticker symbols:		Debt Investments (1)	12
Common Stock	SBRA	Preferred Equity Investments (2)	5
Preferred Stock	SBRAP	Total Investments	147
Stock Exchange:	NASDAQ
Credit Ratings		Bed/Unit Count
Moody's:		Skilled Nursing/Post-Acute	11,460
Senior Notes Rating	Ba3 (stable)	Senior Housing	1,966
Preferred Equity Rating	B2	Acute Care Hospitals	124
S&P:		Total Beds/Units	13,550
Corporate Rating	B+ (stable)
Senior Notes Rating	BB-	Total Number of States	28
Preferred Equity Rating	CCC+

(1) As of June 30, 2014, our Debt Investments related to investments secured directly or indirectly by 11 skilled nursing facilities with 1,560 beds/units, six memory care developments with 250 beds/units, one multi-license facility development with 85 beds/units, one acute care hospital with 84 beds, and one acute care hospital development with 54 beds.
(2) As of June 30, 2014, our Preferred Equity Investments related to investments in entities owning a skilled nursing facility with 141 beds, one assisted living facility with 52 beds/units, one assisted living development with 130 beds/units and two memory care developments with 137 units.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues	$42,973	$32,275	$83,823	$64,297
EBITDA	$35,545	$17,703	$48,708	$45,508
Adjusted EBITDA	$35,047	$28,853	$70,044	$56,158
Net income (loss) attributable to common stockholders	$12,241	$(3,185)	$2,377	$6,068
FFO	$21,996	$5,037	$21,482	$22,536
Normalized FFO	$25,053	$15,557	$46,772	$33,056
AFFO	$23,527	$5,644	$23,851	$22,203
Normalized AFFO	$23,609	$15,656	$44,729	$32,215
Per common share data:
Diluted EPS	$0.28	$(0.09)	$0.06	$0.16
Diluted FFO	$0.50	$0.13	$0.51	$0.60
Diluted Normalized FFO	$0.57	$0.41	$1.12	$0.87
Diluted AFFO	$0.53	$0.15	$0.57	$0.58
Diluted Normalized AFFO	$0.53	$0.41	$1.06	$0.84

Net cash flow from operations	$27,714	$1,383	$28,921	$22,986

	June 30, 2014	December 31, 2013
Real Estate Portfolio
Total Equity Investments (1) (#)	130	121
Total Equity Investments, gross ($)	$1,205,821	$1,066,242
Total Licensed Beds/Units	13,550	12,468
Weighted Average Remaining Lease Term (in months)	123	131
Total Debt Investments (#)	12	10
Total Debt Investments, gross ($) (2)	$211,089	$177,592
Total Preferred Equity Investments (#)	5	2
Total Preferred Equity Investments, gross ($)	$14,921	$7,784
	Twelve Months Ended June 30, 2014	Twelve Months Ended June 30, 2013
EBITDARM Coverage (3)	1.63x	1.77x
EBITDAR Coverage (3)	1.24x	1.34x
	June 30, 2014	December 31, 2013
Debt
Book Value
Fixed Rate Debt	$675,400	$469,090
Variable Rate Debt	—	222,140
Total Debt	$675,400	$691,230
Weighted Average Effective Rate
Fixed Rate Debt	5.17%	6.14%
Variable Rate Debt	—%	3.88%
Total Debt	5.17%	5.41%

% of Total
Fixed Rate Debt	100.0%	67.9%
Variable Rate Debt	—%	32.1%
Total Debt	100.0%	100.0%

Availability Under Revolving Credit Facility:	$289,455	$135,126
Available Liquidity (Unrestricted Cash, excluding Cash Associated with a Consolidated Joint Venture, and Availability Under Revolving Credit Facility)	$304,456	$139,434

(1) Included in equity investments is one senior housing facility leased to a 50%/50% RIDEA-compliant joint venture tenant.
(2) Total Debt Investments, gross consists of principal of $210.0 million plus capitalized origination fees of $1.1 million.
(3) EBITDARM and EBITDAR and related coverages for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities and exclude the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. All facility financial performance data are presented one quarter in arrears.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
Rental income	$37,485	$31,518	$73,578	$62,993
Interest and other income	5,488	757	10,245	1,304

Total revenues	42,973	32,275	83,823	64,297

Expenses:
Depreciation and amortization	9,755	8,222	19,105	16,468
Interest	10,994	10,143	22,128	20,145
General and administrative	7,926	3,422	13,779	8,139

Total expenses	28,675	21,787	55,012	44,752

Other (expense) income:
Loss on extinguishment of debt	(162)	(9,750)	(22,296)	(9,750)
Other income (expense)	660	(1,400)	960	(900)

Total other income (expense)	498	(11,150)	(21,336)	(10,650)

Net income (loss)	14,796	(662)	7,475	8,895

Net loss attributable to noncontrolling interests	5	—	23	—

Net income (loss) attributable to Sabra Health Care REIT, Inc.	14,801	(662)	7,498	8,895

Preferred stock dividends	(2,560)	(2,523)	(5,121)	(2,827)

Net income (loss) attributable to common stockholders	$12,241	$(3,185)	$2,377	$6,068

Net income (loss) attributable to common stockholders, per:

Basic common share	$0.28	$(0.09)	$0.06	$0.16

Diluted common share	$0.28	$(0.09)	$0.06	$0.16

Weighted-average number of common shares outstanding, basic	43,655,292	37,357,112	41,324,795	37,321,813

Weighted-average number of common shares outstanding, diluted	44,096,297	37,357,112	41,791,470	37,789,804

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share data)

	June 30, 2014	December 31, 2013
	(unaudited)
Assets
Real estate investments, net of accumulated depreciation of $169,763 and $151,078 as of June 30, 2014 and December 31, 2013, respectively	$1,036,312	$915,418
Loans receivable and other investments, net	225,787	185,293
Cash and cash equivalents	15,085	4,308
Restricted cash	6,125	5,352
Deferred tax assets	24,212	24,212
Prepaid expenses, deferred financing costs and other assets	68,990	63,252
Total assets	$1,376,511	$1,197,835

Liabilities
Mortgage notes	$125,400	$141,328
Secured revolving credit facility	—	135,500
Senior unsecured notes	550,000	414,402
Accounts payable and accrued liabilities	21,084	22,229
Tax liability	24,212	24,212
Total liabilities	720,696	737,671

Equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, 5,750,000 shares issued and outstanding as of June 30, 2014 and December 31, 2013	58	58
Common stock, $.01 par value; 125,000,000 shares authorized, 47,263,151 and 38,788,745 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively	473	388
Additional paid-in capital	760,258	534,639
Cumulative distributions in excess of net income	(104,951)	(74,921)
Total Sabra Health Care REIT, Inc. stockholders’ equity	655,838	460,164
Noncontrolling interests	(23)	—
Total equity	655,815	460,164
Total liabilities and equity	$1,376,511	$1,197,835

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net income	$7,475	$8,895
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,105	16,468
Non-cash interest income adjustments	140	12
Amortization of deferred financing costs	1,872	1,589
Stock-based compensation expense	4,792	3,933
Amortization of premium	(33)	(401)
Loss on extinguishment of debt	1,418	508
Straight-line rental income adjustments	(8,433)	(7,300)
Write-off of straight-line rental income	2,994	—
Change in fair value of contingent consideration	(960)	900
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(1,171)	(1,563)
Accounts payable and accrued liabilities	3,312	1,877
Restricted cash	(1,590)	(1,932)

Net cash provided by operating activities	28,921	22,986

Cash flows from investing activities:
Acquisitions of real estate	(118,389)	(6,175)
Origination and fundings of loans receivable	(38,373)	(25,244)
Preferred equity investment	(6,458)	(5,144)
Additions to real estate	(783)	(226)
Net proceeds from the sale of real estate	—	2,208

Net cash used in investing activities	(164,003)	(34,581)

Cash flows from financing activities:
Proceeds from issuance of senior unsecured notes	350,000	200,000
Principal payments on senior unsecured notes	(211,250)	(113,750)
Proceeds from secured revolving credit facility	80,000	—
Payments on secured revolving credit facility	(215,500)	(92,500)
Proceeds from mortgage notes	57,703	—
Principal payments on mortgage notes	(87,733)	(9,193)
Payments of deferred financing costs	(10,135)	(5,378)
Issuance of preferred stock	—	138,345
Issuance of common stock	219,899	(2,851)
Dividends paid on common and preferred stock	(37,125)	(27,409)

Net cash provided by financing activities	145,859	87,264

Net increase in cash and cash equivalents	10,777	75,669
Cash and cash equivalents, beginning of period	4,308	17,101

Cash and cash equivalents, end of period	$15,085	$92,770

Supplemental disclosure of cash flow information:
Interest paid	$15,298	$19,839

Supplemental disclosure of non-cash transaction:
Assumption of mortgage indebtedness	$14,102	$—

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF EBITDA, ADJUSTED EBITDA, FUNDS FROM OPERATIONS (FFO), NORMALIZED FFO, ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income (loss)	$14,796	$(662)	$7,475	$8,895
Interest expense	10,994	10,143	22,128	20,145
Depreciation and amortization	9,755	8,222	19,105	16,468
EBITDA	$35,545	$17,703	$48,708	$45,508

Loss on extinguishment of debt	162	9,750	22,296	9,750
Change in fair value of contingent consideration	(660)	1,400	(960)	900
Adjusted EBITDA	$35,047	$28,853	$70,044	$56,158

Net income (loss) attributable to common stockholders	$12,241	$(3,185)	$2,377	$6,068
Depreciation of real estate assets	9,755	8,222	19,105	16,468
Funds from Operations (FFO)	$21,996	$5,037	$21,482	$22,536

Loss on extinguishment of debt	162	9,750	22,296	9,750
Write-off of straight-line rental income	2,895	—	2,994	—
Additional interest on 2018 Notes	—	770	—	770
Normalized FFO	$25,053	$15,557	$46,772	$33,056

FFO	$21,996	$5,037	$21,482	$22,536
Acquisition pursuit costs	187	229	579	426
Stock-based compensation expense	2,279	1,459	4,792	3,933
Straight-line rental income adjustments	(4,247)	(3,617)	(8,433)	(7,300)
Amortization of deferred financing costs	927	823	1,872	1,589
Amortization of debt premiums	—	(202)	(33)	(401)
Change in fair value of contingent consideration	(660)	1,400	(960)	900
Non-cash portion of loss on extinguishment of debt	80	508	1,418	508
Non-cash interest income adjustments	70	7	140	12
Write-off of straight-line rental income	2,895	—	2,994	—
Adjusted Funds from Operations (AFFO)	$23,527	$5,644	$23,851	$22,203

Cash portion of loss on extinguishment of debt	82	9,242	20,878	9,242
Additional interest on 2018 Notes	—	770	—	770
Normalized AFFO	$23,609	$15,656	$44,729	$32,215
Amounts per diluted common share:
Net income (loss) attributable to common stockholders	$0.28	$(0.09)	$0.06	$0.16

FFO	$0.50	$0.13	$0.51	$0.60

Normalized FFO	$0.57	$0.41	$1.12	$0.87

AFFO	$0.53	$0.15	$0.57	$0.58

Normalized AFFO	$0.53	$0.41	$1.06	$0.84

Weighted average number of common shares outstanding, diluted:
Net income (loss)	44,096,297	37,357,112	41,791,470	37,789,804
FFO and Normalized FFO	44,096,297	37,834,496	41,791,470	37,789,804
AFFO and Normalized AFFO	44,335,381	38,190,891	42,075,917	38,125,087

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
CAPITALIZATION
(dollars in thousands, except per share data)

Debt	June 30, 2014	December 31, 2013
Mortgage notes	$125,400	$141,328
Senior unsecured notes	550,000	414,402
Revolving credit facility	—	135,500

Total debt	$675,400	$691,230

Revolving Credit Facility	June 30, 2014	December 31, 2013
Current credit facility availability	$289,455	$135,126
Credit facility capacity	375,000	375,000

Enterprise Value
As of June 30, 2014	Shares Outstanding	Price	Value
Common stock	47,263,151	$28.71	$1,356,925
Preferred stock	5,750,000	25.10	144,325
Total debt			675,400
Cash and cash equivalents			(15,085)

Total enterprise value			$2,161,565

As of December 31, 2013	Shares Outstanding	Price	Value
Common stock	38,788,745	$26.14	$1,013,938
Preferred stock	5,750,000	23.75	136,563
Total debt			691,230
Cash and cash equivalents			(4,308)

Total enterprise value			$1,837,423

At-the-Market Common Stock Offering Program
Program	Three Months Ended June 30, 2014	Cumulative as of June 30, 2014
Shares issued	69,900	1,654,308
Net proceeds	$1,902	$44,011
Weighted average price per share	$27.77	$27.11

Weighted Average Common Shares
	Three Months Ended June 30, 2014		Six Months Ended June 30, 2014
	EPS, FFO and Normalized FFO	AFFO and Normalized AFFO	EPS, FFO and Normalized FFO	AFFO and Normalized AFFO
Common stock	43,635,016	43,635,016	41,301,917	41,301,917
Common equivalents	20,276	20,276	22,878	22,878

Basic common and common equivalents	43,655,292	43,655,292	41,324,795	41,324,795
Dilutive securities:
Restricted stock and units	441,005	680,089	457,188	741,037
Options	—	—	9,487	10,085

Diluted common and common equivalents	44,096,297	44,335,381	41,791,470	42,075,917

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
INDEBTEDNESS
June 30, 2014
(dollars in thousands)

	Principal	Weighted Average Effective Rate (1)	% of Total
Fixed rate debt
Secured mortgage debt	$125,400	3.96%	18.6%
Unsecured senior notes	550,000	5.45%	81.4%

Total fixed rate debt	675,400	5.17%	100.0%

Variable rate debt
Revolving credit facility (2)	—	3.66%	—%

Total variable rate debt	—	—%	—%

Total debt	$675,400	5.17%	100.0%

Secured debt
Secured mortgage debt	$125,400	3.96%	18.6%
Revolving credit facility (2)	—	3.66%	—%

Total secured debt	125,400	3.96%	18.6%

Unsecured debt
Unsecured senior notes	550,000	5.45%	81.4%

Total unsecured debt	550,000	5.45%	81.4%

Total debt	$675,400	5.17%	100.0%
(1) Weighted average effective rate includes private mortgage insurance.
(2) Borrowings under the revolving credit facility bear interest on the outstanding principal amount at a rate equal to, at our option, LIBOR plus 2.50% - 3.50% or a Base Rate plus 1.50% - 2.50%. The actual interest rate within the applicable range was determined based on our then applicable Consolidated Leverage Ratio.

	Maturities
	Secured Mortgage Debt		Unsecured Senior Notes		Revolving Credit Facility		Total
	Principal	Rate (1)	Principal	Rate (1)	Principal	Rate (1)	Principal	Rate (1)
July 1 through December 31, 2014	$1,377	3.54%	$—	—	$—	—	$1,377	3.54%
2015	2,823	3.54%	—	—	—	—	2,823	3.54%
2016	2,917	3.55%	—	—	—	3.66%	2,917	3.55%
2017	3,013	3.56%	—	—	—	—	3,013	3.56%
2018	3,114	3.56%	—	—	—	—	3,114	3.56%
2019	3,218	3.57%	—	—	—	—	3,218	3.57%
2020	3,325	3.58%	—	—	—	—	3,325	3.58%
2021	3,437	3.59%	350,000	5.50%	—	—	353,437	5.48%
2022	3,552	3.60%	—	—	—	—	3,552	3.60%
2023	3,672	3.61%	200,000	5.38%	—	—	203,672	5.35%
Thereafter	94,952	3.85%	—	—	—	—	94,952	3.85%

Total debt	$125,400		$550,000		$—		$675,400
Weighted average maturity in years	28.7		7.4		2.1		11.4
Weighted average effective interest rate (2)	3.96%		5.45%		3.66%		5.17%
(1) Represents actual contractual interest rates excluding private mortgage insurance.
(2) Weighted average effective rate includes private mortgage insurance.

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
DEBT COVENANTS (1)
(dollars in millions)

	Minimum	Maximum	December 31, 2013	June 30, 2014	June 30, 2014 Pro forma (2)
Revolving Credit Facility:
Consolidated Leverage Ratio		5.50x	4.60x	4.12x	4.11x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.76x	3.23x	3.24x
Consolidated Tangible Net Worth(3)	$616.6		$595.6	$806.3	$806.3
Limitation on Secured Indebtedness (4)		30%	9%	7%	7%

Unsecured Senior Notes:
Total Debt/ Asset Value		60%	52%	39%	39%
Secured Debt/ Asset Value		40%	17%	7%	7%
Unencumbered Assets/ Unsecured Debt	150%		163%	206%	206%
Minimum Interest Coverage	2.00x		3.85x	4.17x	4.17x
(1) All covenants are based on terms defined in the related credit agreement (as amended) and unsecured senior notes indentures. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from Sun, which is calculated in accordance with the indentures and uses an assumed 9.75% capitalization rate. This results in an assumed total portfolio value for the initial real estate portfolio of $757 million.
(2) Assumes the Titan preferred equity investment was completed as of June 30, 2014.
(3) As of December 31, 2013 the consolidated tangible Net Worth minimum was $452.7 million and we were in compliance.
(4) Excludes borrowings under the revolving credit facility.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY - ALL INVESTMENTS
June 30, 2014
(dollars in thousands)

			Rental Income (1)		Number of Licensed Beds/Units	Occupancy Percentage (2)
	Number of Properties		Three Months Ended June 30,			Twelve Months Ended June 30,
Facility Type		Investment	2014	2013		2014	2013
Skilled Nursing/Post-Acute	102	$825,011	$28,130	$26,186	11,460	87.9%	88.8%
Senior Housing	26	205,003	4,533	3,684	1,966	90.4%	88.5%
Acute Care Hospitals	2	175,807	4,822	1,648	124	N/A	N/A
Total	130	$1,205,821	$37,485	$31,518	13,550	88.2%	88.8%

	EBITDAR Coverage (2)		EBITDARM Coverage (2)
Twelve Months Ended June 30,
Facility Type	2014	2013	2014	2013
Skilled Nursing/Post-Acute	1.18x	1.28x	1.63x	1.76x
Senior Housing	1.18x	1.20x	1.40x	1.43x
Acute Care Hospitals	1.69x	2.71x	1.83x	2.82x
Total	1.24x	1.34x	1.63x	1.77x

Fixed Charge Coverage Ratio (3)	Twelve Months Ended June 30, 2014	Twelve Months Ended June 30, 2013
Genesis	1.24x	1.23x

(1) Rental income includes $4.2 million and $3.6 million of straight-line rental income adjustments for the three months ended June 30, 2014 and June 30, 2013, respectively and does not include income from RIDEA-compliant joint ventures.
(2) Occupancy percentage, EBITDARM, EBITDAR and related coverages are only included in periods subsequent to our acquisition of the facilities for facilities with new tenants/ operators and exclude the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. All facility financial performance data are presented one quarter in arrears.
(3) As of June 30, 2014, 81 of the Company's 130 properties held for investment were operated by and leased to subsidiaries of Genesis pursuant to triple-net leases that are guaranteed by Genesis. Fixed Charge Coverage Ratio is presented one quarter in arrears. See Reporting Definitions for definition of Fixed Charge Coverage.
SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY - ALL INVESTMENTS (CONTINUED)
June 30, 2014
(dollars in thousands)

Loan Type	Number of Loans	Facility Type	Principal Balance as of June 30, 2014	Book Value as of June 30, 2014	Weighted Average Contractual Interest Rate	Weighted Average Annualized Effective Interest Rate	Interest Income Three Months Ended June 30, 2014	Maturity Date
Mortgage	4	Skilled Nursing / Senior Housing / Acute Care Hospital	$149,756	$150,203	8.2%	8.1%	$3,069	10/31/16 - 1/31/18
Construction	3	Acute Care Hospital / Memory Care	50,989	51,309	7.4%	7.3%	786	9/30/16 - 10/31/18
Mezzanine	1	Skilled Nursing	6,517	6,536	12.0%	11.6%	191	12/27/14
Pre-development	4	Senior Housing	2,709	2,818	9.0%	8.0%	48	8/16/15 - 5/8/17

	12		$209,971	$210,866	8.2%	8.0%	$4,094

Other Investment Type	Number of Investments	Facility Type	Total Funding Commitments	Amount Funded as of June 30, 2014	Book Value as of June 30, 2014	Rate of Return	Other Income Three Months Ended June 30, 2014
Preferred Equity	5	Skilled Nursing / Senior Housing	$14.384	$13,315	$14,921	14.2%	$371

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY - SAME STORE (1)
June 30, 2014
(dollars in thousands)

		Rental Income (2)		Occupancy Percentage (3)		Skilled Mix (3)
		Three Months Ended June 30,		Twelve Months Ended June 30,
Facility Type	Number of Properties	2014	2013	2014	2013	2014	2013
Skilled Nursing/Post-Acute	94	$25,773	$26,031	88.1%	88.8%	35.8%	37.3%
Senior Housing	20	3,475	3,468	89.4%	88.1%	N/A	N/A
Acute Care Hospitals	1	1,493	1,648	N/A	N/A	N/A	N/A
Total	115	$30,741	$31,147	88.3%	88.7%	35.8%	37.3%

	EBITDAR Coverage (3)		EBITDARM Coverage (3)
Twelve Months Ended June 30,
Facility Type	2014	2013	2014	2013
Skilled Nursing/Post-Acute	1.17x	1.28x	1.63x	1.76x
Senior Housing	1.17x	1.20x	1.40x	1.43x
Acute Care Hospitals	2.02x	2.71x	2.12x	2.82x
Total	1.21x	1.34x	1.63x	1.77x

(1) Same Store statistics consist of facilities held or acquired before April 1, 2013.
(2) Rental income includes $3.1 million and $3.6 million of straight-line rental income adjustments for the three months ended June 30, 2014 and June 30, 2013, respectively and does not include income from RIDEA-compliant joint ventures.
(3) Occupancy percentage, skilled mix, EBITDARM, EBITDAR and related coverages are only included in periods subsequent to our acquisition of the facilities for facilities with new tenants/operators and exclude the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. All facility financial performance data are presented one quarter in arrears.

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
INVESTMENT ACTIVITY
For the Six Months Ended June 30, 2014
(dollars in thousands)

	Investment Date	Facility Type	Number of Properties	Beds/Units	Total Commitment	Investment as of June 30, 2014	Rate of Return
Real Estate Investments
Nye Portfolio (1)	2/14/2014	Senior Housing / Skilled Nursing	6	673	$90,000	$90,000	7.8%
Chai Portfolio	3/5/2014	Skilled Nursing	2	254	24,483	24,483	9.5%
Park Place	4/30/2014	Senior Housing	1	140	23,840	23,840	7.4%
Total Real Estate Investments					138,323	138,323	8.0%
Preferred Equity Investments
Colorado Springs - New Dawn	4/30/2014	Memory Care	1	48	1,762	1,724	12.0%
Shavano Park - Meridian	5/14/2014	Memory Care	1	89	2,980	2,237	15.0%
Traditions at Beaumont	6/25/2014	Senior Housing	1	130	2,400	2,400	12.0%
Total Preferred Equity Investments					7,142	6,361	14.2%
Debt Investments
Weston II	1/28/2014	Memory Care	1	32	383	383	9.0%
First Phoenix - Aurora	5/8/2014	Memory Care	1	50	777	777	9.0%
Total Debt Investments					1,160	1,160	9.0%

All Investments (Total: 8)					$146,625	$145,844	8.3%

Annualized Revenue Concentration (2)

Annualized Revenue by Asset Class (2)

(1) In connection with its acquisition of four skilled nursing facilities and two senior housing facilities, the Company may pay an earn-out based on incremental portfolio value created through the improvement of current operations as well as through expansion and conversion projects. The earn-out amount will be determined based on portfolio performance following the third anniversary of the master lease. The Company estimated a contingent consideration liability of $3.2 million at the time of purchase. This amount is excluded from the total commitment and investment amount as of June 30, 2014.
(2) Annualized revenue consists of annual straight-line rental revenues under leases and interest and other income generated by the Company's loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented.

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.
REAL ESTATE PORTFOLIO GEOGRAPHIC CONCENTRATIONS
June 30, 2014

Property Type

State	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospitals	Total	% of Total
New Hampshire	14	2	—	16	12.3%
Kentucky	13	2	—	15	11.5
Connecticut	12	1	—	13	10.0
Michigan	—	10	—	10	7.7
Texas	6	1	2	9	6.9
Ohio	8	—	—	8	6.2
Florida	6	—	—	6	4.6
Nebraska	4	2	—	6	4.6
Oklahoma	3	1	—	4	3.1
Delaware	4	—	—	4	3.1
Other (18 states)	32	7	—	39	30.0

Total	102	26	2	130	100.0%

% of Total properties	78.5%	20.0%	1.5%	100.0%

Distribution of Licensed Beds/Units

	Total Number of Properties	Bed/Unit Type
State		Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospitals	Total	% of Total
Connecticut	13	1,770	49	—	1,819	13.4%
New Hampshire	16	1,470	203	—	1,673	12.3
Kentucky	15	1,020	128	—	1,148	8.5
Ohio	8	897	—	—	897	6.6
Texas	9	720	34	124	878	6.5
Florida	6	767	—	—	767	5.7
Nebraska	6	380	291	—	671	5.0
Michigan	10	—	571	—	571	4.2
Colorado	4	509	48	—	557	4.1
Montana	4	538	—	—	538	4.0
Other (18 states)	39	3,389	642	—	4,031	29.7

Total	130	11,460	1,966	124	13,550	100.0%

% of Total beds/units		84.6%	14.5%	0.9%	100.0%

See reporting definitions.	14

SABRA HEALTH CARE REIT, INC.
REAL ESTATE PORTFOLIO GEOGRAPHIC CONCENTRATIONS
June 30, 2014
(dollars in thousands)

Investment

State	Total Number of Properties	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospitals	Total	% of Total
Texas	9	$65,795	$1,396	$175,807	$242,998	20.2%
Connecticut	13	140,810	7,965	—	148,775	12.3
Delaware	4	95,780	—	—	95,780	7.9
Nebraska	6	63,088	28,297	—	91,385	7.6
New Hampshire	16	76,437	12,645	—	89,082	7.4
Michigan	10	—	74,013	—	74,013	6.1
Kentucky	15	57,148	9,739	—	66,887	5.5
Colorado	4	42,727	15,702	—	58,429	4.8
Montana	4	42,629	—	—	42,629	3.5
Ohio	8	41,913	—	—	41,913	3.5
Other (18 states)	41	198,684	55,246	—	253,930	21.2

Total	130	$825,011	$205,003	$175,807	$1,205,821	100.0%

% of Total Properties		68.4%	17.0%	14.6%	100.0%

See reporting definitions.	15

SABRA HEALTH CARE REIT, INC.
REAL ESTATE PORTFOLIO GEOGRAPHIC CONCENTRATIONS
June 30, 2014
(dollars in thousands)

Rental Income - Three Months Ended June 30, 2014 (1)

State	Total Number of Properties	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospitals	Total	% of Total
Texas	9	$1,877	$25	$4,822	$6,724	17.9%
New Hampshire	16	3,465	391	—	3,856	10.3
Connecticut	13	3,772	83	—	3,855	10.3
Kentucky	15	2,893	146	—	3,039	8.1
Delaware	4	2,645	—	—	2,645	7.1
Florida	6	2,496	—	—	2,496	6.7
Nebraska	6	1,494	511	—	2,005	5.3
Michigan	10	—	1,731	—	1,731	4.6
Colorado	4	1,166	367	—	1,533	4.1
Ohio	8	1,471	—	—	1,471	3.9
Other (18 states)	38	6,851	1,279	—	8,130	21.7

	129	$28,130	$4,533	$4,822	$37,485	100.0%

% of Total Properties		75.0%	12.1%	12.9%	100.0%

Rental Income - Six Months Ended June 30, 2014 (1)

State	Total Number of Properties	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
Texas	9	$3,754	$49	$9,800	$13,603	18.5%
New Hampshire	16	6,929	782	—	7,711	10.5
Connecticut	13	7,545	166	—	7,711	10.5
Kentucky	15	5,775	292	—	6,067	8.2
Delaware	4	5,289	—	—	5,289	7.2
Florida	6	4,788	—	—	4,788	6.5
Michigan	10	—	3,461	—	3,461	4.7
Nebraska	6	2,259	772	—	3,031	4.1
Montana	4	2,981	—	—	2,981	4.1
Ohio	8	2,941	—	—	2,941	4.0
Other (18 states)	38	13,076	2,919	—	15,995	21.7

	129	$55,337	$8,441	$9,800	$73,578	100.0%

% of Total Properties		75.2%	11.5%	13.3%	100.0%

(1) Excludes income from one senior housing facility that is part of a RIDEA-compliant joint venture.

See reporting definitions.	16

SABRA HEALTH CARE REIT, INC.
SKILLED MIX, OCCUPANCY PERCENTAGE AND TENANT/BORROWER REVENUE MIX

	Twelve Months Ended June 30,		Year Ended December 31,
	2014	2013	2013	2012	2011
Skilled Mix (1) (Skilled Nursing Only)	35.6%	36.9%	36.0%	37.9%	41.4%

	Twelve Months Ended June 30,		Year Ended December 31,
Occupancy Percentage (1)	2014	2013	2013	2012	2011
Skilled Nursing/Post-Acute	87.9%	88.8%	88.2%	89.1%	89.3%
Senior Housing	90.4%	88.5%	88.3%	88.0%	85.4%

Weighted Average	88.2%	88.8%	88.2%	89.0%	89.1%

	Twelve Months Ended June 30,
Private Pay Revenues Percentage (1)	2014	2013
Skilled Nursing	18.6%	18.1%
Senior Housing	94.3%	93.9%
Acute Care Hospitals	90.1%	76.8%
Weighted Average	41.6%	30.5%

Annualized Tenant/Borrower Revenue Concentration (2)

 (1) Skilled mix, occupancy percentage and private pay revenues percentage for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities and exclude the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. All facility financial performance data are presented one quarter in arrears.
(2) Non-private pay revenues for tenants and borrowers consist of revenues from federal, state and local reimbursement programs. Total revenues are weighted by the cash revenues Sabra receives from our tenants and borrowers. All facility financial performance data are presented one quarter in arrears.

See reporting definitions.	17

SABRA HEALTH CARE REIT, INC.
PORTFOLIO LEASE EXPIRATIONS(1)
June 30, 2014
(dollars in thousands)

	2014 - 2019	2020	2021	2022	2023	2024	2025	Thereafter	Total
Skilled Nursing/Post-Acute
Properties	—	27	30	12	—	5	4	24	102
Licensed Beds/Units	—	3,025	3,508	869	—	740	575	2,743	11,460
Annualized Revenues	—	$27,061	$30,814	$10,234	—	$8,111	$5,141	$32,424	$113,785
Senior Housing
Properties	—	2	3	13	—	2	1	4	25
Licensed Beds/Units	—	251	197	747	—	291	114	306	1,906
Annualized Revenues	—	$1,974	$1,501	$8,975	—	$2,044	$837	$3,533	$18,864
Acute Care Hospitals
Properties	—	—	—	—	—	—	—	2	2
Licensed Beds/Units	—	—	—	—	—	—	—	124	124
Annualized Revenues	—	—	—	—	—	—	—	$18,260	$18,260

Total Properties	—	29	33	25	—	7	5	30	129

Total Licensed Beds/Units	—	3,276	3,705	1,616	—	1,031	689	3,173	13,490

Total Annualized Revenues	—	$29,035	$32,315	$19,209	—	$10,155	$5,978	$54,217	$150,909

% of Revenue	—	19.3%	21.4%	12.7%	—	6.7%	4.0%	35.9%	100.0%

(1) Excludes one senior housing facility that is part of a consolidated RIDEA-compliant joint venture.

See reporting definitions.	18

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY

First Phoenix - Aurora

• Investment Date:	May 8, 2014

• Investment Price:	$0.8 million

• Investment Type:	Pre-development loan

• Number of Properties:	One

• Location:	Aurora, Colorado

• Available Beds/Units:	50 Beds / 40 Units

• Property Type:	Memory care

• Annualized GAAP Interest Income:	$0.1 million

• Rate of Return:	9.0%

See reporting definitions.	19

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY

Shavano Park - Meridian

• Investment Date:	May 14, 2014

• Investment Price:	$3.0 million (1) ($2.2 million funded as of June 30, 2014)

• Investment Type:	Preferred equity

• Number of Properties:	One

• Location:	Shavano Park, Texas

• Available Beds/Units:	89 beds

• Property Type:	Memory care

• Annualized GAAP Income:	$0.4 million

• Rate of Return:	15.0%

(1) The preferred equity investment contains a purchase option.

See reporting definitions.	20

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY

Traditions at Beaumont

• Investment Date:	June 25, 2014

• Investment Price:	$2.4 million (1)

• Investment Type:	Preferred equity

• Number of Properties:	One

• Location:	Louisville, Kentucky

• Available Beds/Units:	130

• Property Type:	Independent living, assisted living and memory care

• Annualized GAAP Income:	$0.3 million

• Rate of Return:	12.0%

(1) The preferred equity investment contains a purchase option.

See reporting definitions.	21

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY

Titan Senior Living

• Investment Date:	July 7, 2014

• Investment Price:	$4.5 million (1)

• Investment Type:	Preferred equity

• Number of Properties:	One

• Location:	Outside of San Antonio, Texas

• Available Beds/Units:	113 units (75 assisted living and 38 memory care)

• Property Type:	Assisted living and memory care

• Annualized GAAP Income:	$0.5 million

• Rate of Return:	10.0%

(1) The preferred equity investment contains a purchase option.

See reporting definitions.	22

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY - PRO FORMA INFORMATION

The following Pro Forma Net Income Attributable to Common Stockholders, FFO, Normalized FFO, AFFO and Normalized AFFO information assumes that (i) the investment activity during the quarter ended June 30, 2014 or subsequent to June 30, 2014 as described on pages 14 and 20-23 of this Supplement, (ii) the financing activity during the quarter ended June 30, 2014 consisting of the repayment of $29.8 million of existing variable mortgage indebtedness with proceeds from our revolving credit facility and the underwritten public offering of 8.1 million newly issued shares of our common stock and use of proceeds thereof and (iii) the change in ownership of one of our tenants and the resulting modification of the lease terms were completed as of April 1, 2014.

(dollars in thousands, except per share data)

	Three Months Ended June 30, 2014	Adjustments		Pro Forma Three Months Ended June 30, 2014
		Investing	Financing
Net income attributable to common stockholders	$12,241	$2,917	$806	$15,964
Depreciation of real estate assets	9,755	46	—	9,801

Funds from Operations (FFO)	$21,996	$2,963	$806	$25,765

Loss on extinguishment of debt	162	—	(162)	—
Write-off of straight-line rental income	2,895	(2,895)	—	—
Normalized FFO	$25,053	$68	$644	$25,765

FFO	$21,996	$2,963	$806	$25,765
Acquisition pursuit costs	187	—	—	187
Stock-based compensation expense	2,279	—	—	2,279
Straight-line rental income adjustments	(4,247)	(274)	—	(4,521)
Amortization of deferred financing costs	927	—	—	927
Change in fair value of contingent consideration	(660)	—	—	(660)
Non-cash portion of loss on extinguishment of debt	80	—	(80)	—
Non-cash interest income adjustments	70	—	—	70
Write-off of straight-line rental income	2,895	(2,895)	—	—
Adjusted Funds from Operations (AFFO)	$23,527	$(206)	$726	$24,047

Cash portion of loss on extinguishment of debt	82	—	(82)	—
Normalized AFFO	$23,609	$(206)	$644	$24,047
Amounts per diluted common share:
Net income (loss) attributable to common stockholders	$0.28			$0.33

FFO	$0.50			$0.54

Normalized FFO	$0.57			$0.54

AFFO	$0.53			$0.50

Normalized AFFO	$0.53			$0.50

Weighted average number of common shares outstanding, diluted:
Net Income, FFO and Normalized FFO	44,096,297			47,723,220
AFFO and Normalized AFFO	44,335,381			47,962,304

See reporting definitions.	23

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Acute Care Hospital. A facility designed to provide extended medical and rehabilitation care for patients who are clinically complex and have multiple acute or chronic conditions.
Adjusted EBITDA. The Company uses EBITDA (defined below), adjusted to exclude losses on extinguishment of debt and changes in fair value of contingent consideration ("Adjusted EBITDA"), a non-GAAP financial measure, as a measure of operating performance. By excluding interest expense and losses on extinguishment of debt, Adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. The Company believes investors should consider Adjusted EBITDA in conjunction with net income attributable to common stockholders (the primary measure of the Company’s performance) and the other required GAAP measures of its performance, to improve their understanding of the Company’s operating results, and to make more meaningful comparisons of its performance between periods and against other companies. Adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. Adjusted EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. Adjusted EBITDA does not represent net income, net income attributable to common stockholders or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of Adjusted EBITDA may not be comparable to similar measures reported by other companies.
Annualized Revenues. The annual straight-line rental revenues under leases and interest and other income generated by the Company's loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents.  The Company uses Annualized Revenues for the purpose of determining revenue concentrations and lease expirations.
EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income attributable to common stockholders (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income, net income attributable to common stockholders or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.
EBITDAR. Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for a particular facility accruing to the operator/tenant of the property (not the Company) for the period presented. The Company uses EBITDAR in determining EBITDAR Coverage. EBITDAR has limitations as an analytical tool. EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDAR does not represent a property's net income or cash flow from operations and should not be considered an alternative to those indicators. The Company receives EBITDAR and other information from its operators/tenants and relevant guarantors and utilizes EBITDAR as a supplemental measure of their ability to generate sufficient liquidity to meet related obligations to the Company. All facility and tenant financial performance data is derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company and is presented one quarter in arrears. The Company includes EBITDAR with respect to a property if the property was operated at any time during the period presented subject to a lease with the Company. EBITDAR for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities. EBITDAR excludes the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants.
EBITDAR Coverage. EBITDAR for the trailing 12 month periods prior to and including the period presented divided by the same period cash rent for all of our facilities. Cash rent used for recently acquired facilities and facilities subject to lease restructurings is the first year rental rate excluding any rent concessions or deferrals. EBITDAR Coverage is a supplemental measure of an operator/tenant's ability to meet their cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. All facility and tenant data are derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company and are only included for stabilized properties. All such data is presented one quarter in arrears and excludes the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants.

See reporting definitions.	24

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. The usefulness of EBITDARM is limited by the same factors that limit the usefulness of EBITDAR. Together with EBITDAR, the Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which vary based on operator/tenant and its operating structure. All facility financial performance data is derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company. All such data is presented one quarter in arrears. The Company includes EBITDARM for a property if it was operated at any time during the period presented subject to a lease with the Company. EBITDARM for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities. EBITDARM excludes the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants.
EBITDARM Coverage. EBITDARM for the trailing 12 month periods prior to and including the period presented divided by the same period cash rent. Cash rent used for recently acquired facilities and facilities subject to lease restructurings is the first year rental rate excluding any rent concessions or deferrals. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. All facility and tenant data are derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company and are only included for stabilized properties. All such data is presented one quarter in arrears and excludes the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants.
Enterprise Value. The Company believes Enterprise Value is an important measurement as it is a measure of a company’s value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the number of shares of common stock multiplied by the closing price of our common stock on the last day of the period presented. Total Enterprise Value includes our market equity capitalization and consolidated debt, less cash and cash equivalents.
Fixed Charge Coverage. EBITDAR (including adjustments for one-time and pro forma items) for the period indicated (one quarter in arrears) for all operations of any entities that guarantee the tenants' lease obligations to the Company divided by the same period cash rent expense, interest expense and mandatory principal payments for operations of any entity that guarantees the tenants' lease obligation to the Company. Fixed Charge Coverage is a supplemental measure of a guarantor's ability to meet the operator/tenant's cash rent and other obligations to the Company should the operator/tenant be unable to do so itself. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. Fixed Charge Coverage is calculated by the Company as described above based on information provided by guarantors without independent verification by the Company and may differ from similar metrics calculated by the guarantors.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and Adjusted Funds from Operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company's operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges. AFFO is defined as FFO excluding non-cash revenues (including, but not limited to, straight-line rental income adjustments and write-offs, non-cash interest income adjustments and amortization of debt premium), non-cash expenses (including, but not limited to, stock-based compensation expense, amortization of deferred financing costs and amortization of debt discounts) and acquisition pursuit costs. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company's operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses from real estate dispositions, impairment charges and real estate depreciation and amortization, and, for AFFO, by excluding non-cash revenues (including, but not limited to, straight-line rental income adjustments and write-offs, non-cash interest income adjustments and amortization of debt premium), non-cash expenses (including, but not limited to, stock-based compensation expense, amortization of deferred financing costs and amortization of debt discounts) and acquisition pursuit costs, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define

See reporting definitions.	25

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company.
Investment. Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization.
Licensed Beds/Units. Senior housing facilities are measured in units (e.g., studio, one or two bedroom units). Skilled nursing and mental health facilities are measured in licensed bed count. All facility financial performance data were derived solely from information provided by operators/tenants without independent verification by the Company.
Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period.
Normalized FFO and AFFO. Normalized FFO represents FFO adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. Normalized AFFO represents AFFO adjusted for one-time start-up costs and certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers normalized FFO and AFFO to be a useful measure to evaluate the Company’s operating results excluding start-up costs and non-recurring income and expenses. Normalized FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor does it purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of normalized FFO and AFFO may not be comparable to normalized FFO and AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or normalized FFO and normalized AFFO differently from the Company.
Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy for independent living facilities can be greater than 100% for a given period as multiple residents could occupy a single unit. All facility financial performance data were derived solely from information provided by operators/tenants without independent verification by the Company and are only included for stabilized properties. All facility financial performance data are presented one quarter in arrears. The Company includes the occupancy percentage for a property if it was owned by the Company at any time during the period presented and excludes the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. Occupancy Percentage for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities.
Senior Housing. Senior housing facilities include independent living, assisted living, continuing care retirement community and memory care facilities.
Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at skilled nursing facilities divided by the total revenues at skilled nursing facilities for any given period. All facility financial performance data were derived solely from information provided by the Company's tenants without independent verification by the Company and are only included for stabilized properties. All facility financial performance data are presented one quarter in arrears. The Company includes skilled mix for a property if it was owned by the Company at any time during the period presented and excludes the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. Skilled Mix for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities.
Skilled Nursing/Post-Acute. Skilled nursing/post-acute facilities include skilled nursing facilities, multi-license designation, and mental health facilities.
Total Debt. The carrying amount of the Company’s secured revolving credit facility, senior unsecured notes, and mortgage indebtedness, as reported in the Company’s consolidated financial statements.
Total Secured Debt. Mortgage and other debt secured by real estate.

See reporting definitions.	26